                                                                  EXHIBIT 10.20

                                E*OFFERING CORP.

                           2000 RESTRICTED STOCK PLAN

                           RESTRICTED STOCK AGREEMENT

     Unless otherwise defined herein, the terms defined in the 2000 Restricted Stock Plan (the "Plan") shall have the same defined meanings in this Restricted Stock Agreement (the "Agreement").

I.   NOTICE OF GRANT OF STOCK RIGHT

     NAME:

     ADDRESS:

     You have been granted Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Grant Number                       __________________________

     Date of Grant                      __________________________

     Vesting Commencement Date          __________________________

     Total Number of Shares Subject
     to this Stock Right                __________________________

II.  AGREEMENT

     THIS AGREEMENT is made as of _________________, between E*OFFERING Corp. (the "Company"), and _____________________ (the "Grantee").

     WHEREAS, the Company is considering entering an agreement whereby the Company will be merged into Wit Soundview Corporation, an existing wholly-owned subsidiary of [WIT CAPITAL GROUP, INC.] (the "Acquiror") pursuant to such agreement (the "Merger Agreement" and the transaction effected by it, the "Merger"); and

     WHEREAS, in order to give the Grantee an opportunity to acquire an equity interest in the Company as an incentive for the Grantee to participate in the affairs of the Company after the Merger, the Company is willing to grant to the Grantee and the Grantee desires to receive shares of Common Stock according to the terms and conditions contained in the Plan;


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   THEREFORE, the parties agree as follows:

    1. GRANT OF STOCK. The Company hereby agrees to grant to the Grantee the number of Shares set forth in the Notice of Grant of Stock Right; provided, however, that this grant of Restricted Stock shall be null and void and have no effect unless the Merger is consummated.

    2. THE GRANTEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time of this grant of Restricted Stock, the Grantee shall, if required by the Company, concurrently with this grant, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

    3. RELEASE OF SHARES FROM RIGHT OF REACQUISITION.

      (a) 1/3 of the Shares shall be released from the Company's Right of Reacquisition (as defined in Section 4 below) on each anniversary of the Vesting Commencement Date (as set forth in the Notice of Grant of Restricted Stock), subject to the Grantee continuing to be a Service Provider on such dates; provided, however, that if the Grantee terminates his or her employment with the Company or the Parent of the Company, as the case may be, for "Good Reason" (as defined herein), or (ii) the Company or the Parent of the Company terminate the Grantee's employment with the Company or the Parent of the Company for other than "Cause" (as defined herein) such Right of Reacquisition shall immediately lapse as to all Restricted Stock awarded to the Grantee pursuant to this Agreement.

      (b) Any of the Shares which have not yet been released from the Company's Right of Reacquisition are referred to herein as "Unreleased Shares."

      (c) The Shares which have been released from the Company's Right of Reacquisition shall be delivered to the Grantee at the Grantee's request (see
Section 5).

      (d) For purposes of this Agreement, "Cause" shall mean a good faith determination by the Company that the Grantee's employment be terminated for any of the following reasons: (i) willful misconduct which materially damages the Company; (ii) a willful failure or refusal to follow the lawful instructions or directions of management; (iii) misappropriation of the assets of the Company;
(iv) conviction of, or a plea of "guilty" or "no contest" to, a felony under the law of the United States or any state thereof; or (v) continued violations by the Grantee in the performance of the Grantee's duties and obligations to the Company for a period of thirty (30) days following delivery to the Grantee of a written demand for performance from the Company that describes the Company's basis for the Company's belief that the Grantee has not substantially performed such duties and obligations. A termination of the Grantee's employment in any other circumstances or for any other reasons will be a termination "Without Cause."

     (e) For purposes of this Agreement, "Good Reason" will exist if the Grantee resigns within sixty (60) days of any of the following: (i) any reduction in the Grantee's total compensation, such that the reduction would bring his or her targeted compensation below that of any member within the class of [______________]; (ii) any material reduction in the Grantee's benefits; or
(iii) any material reduction in the Grantee's duties or level of responsibility, provided such reduction or change is effected by the Company without the Grantee's written consent. A resignation by the Grantee under any other circumstances or for any other reasons will be a resignation without "Good Reason."

  4. RIGHT OF REACQUISITION.

     (a) Subject to any acceleration of the release of Shares from the Right of Reacquisition, if the Grantee's status as a Service Provider is terminated for any reason, including for cause, death or disability, the Company shall have the right and option to reacquire from the Grantee, or the Grantee's personal representative, as the case may be, all of the Grantee's Unreleased Shares as of the date of such termination for no consideration (the "Right of Reacquisition").

     (b) The Company may exercise its Right of Reacquisition by delivering personally or by registered mail, to the Grantee (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Right of Reacquisition and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unreleased Shares being transferred shall deliver the stock certificate or certificates evidencing the Unreleased Shares.

     (c) If the Company does not elect to exercise the Right of Reacquisition conferred above by giving the requisite notice within ninety (90) days following the termination, the Right of Reacquisition shall terminate.

     (d) The Right of Reacquisition shall terminate in accordance with Section
3.

  5. TRANSFERABILITY OF THE SHARES; ESCROW.

     (a) The Grantee hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unreleased Shares as to which the Right of Reacquisition has been exercised from the Grantee to the Company.

     (b) To insure the availability for delivery of the Grantee's Unreleased Shares upon reacquisition by the Company pursuant to the Right of Reacquisition under Section 4, the Grantee hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, reacquired by the Company pursuant to the Right of Reacquisition and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as EXHIBIT A-1. The Unreleased Shares and stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and the Grantee attached as EXHIBIT A-2 hereto, until the Company exercises its Right of Reacquisition, until such Unreleased Shares are vested, or until such time as this Agreement no longer is in effect. Upon vesting of the Unreleased Shares, the escrow agent shall promptly deliver to the Grantee the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Grantee, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

     (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

     (d) Transfer of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof with respect to any Unreleased Shares granted to the Grantee and shall acknowledge the same by signing a copy of this Agreement.

  6. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by the Grantee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

     (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

     (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

     (c) PURCHASE PRICE. The purchase price ("Purchase Price) for the Shares purchased by the Company or its assignee(s) under this Section shall be (i) the Offered Price in the case of Shares that are not Unreleased Shares, or (ii) in the case of Shares that are Unreleased Shares, the lower of the Offered Price or the Purchase Price as defined in Section 4(a) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

     (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), (i) by cash or check, (ii) by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or (iii) by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

     (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed

Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Grantee's lifetime or on the Grantee's death by will or intestacy to the Grantee's immediate family or a trust for the benefit of the Grantee's immediate family shall be exempt from the provisions of this Section, provided that the Grantee notifies the Company in writing within thirty (30) days of said transfer. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section and Section 4, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

     (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act, or (ii) a merger of the Company with or into another corporation or the sale of substantially all of the Company's assets in which the successor corporation has equity securities that are publicly traded pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission..

  7.  RESTRICTIVE LEGENDS; STOP-TRANSFER ORDERS; REFUSAL TO TRANSFER.

     (a) The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, AND A RIGHT OF REACQUISITION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED

     STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND RIGHT OF REACQUISITION ARE BINDING ON TRANSFEREES OF THESE SHARES.

     (b) STOP-TRANSFER NOTICES. The Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

   8. LOCK-UP PERIOD. The Grantee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Grantee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

   9. 83(b) ELECTION. The Grantee hereby acknowledges that he or she has been informed that, with respect to Shares subject to the Company's Right of Reacquisition, an election may be filed by the Grantee with the Internal Revenue Service, within thirty (30) days of the grant of Restricted Stock, electing pursuant to Section 83(b) to be taxed currently on the Fair Market Value of such Restricted Stock on the date of grant. The Grantee is strongly encouraged to seek the advice of his or her own tax consultant in connection with the grant of the Shares and the advisability of filing of the election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as EXHIBIT A-3.

      THE GRANTEE HEREBY ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S RESPONSIBILITY TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE'S BEHALF.

  10. NO GUARANTEE OF CONTINUED SERVICE. THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES FROM THE RIGHT OF REACQUISITION OF THE COMPANY PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING

SERVICE AS SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR RECEIVING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE GRANTEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     11. NOTICES. Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     Any notice to the escrow agent shall be sent to the Company's address with a copy to the other party not sending the notice.

     12. NO WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

     14. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     15. GOVERNING LAW; SEVERABILITY. This Agreement is governed by the internal substantive laws but not the choice of law rules, of California.

     16. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement (including the exhibits referenced herein), the Plan, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.

     By the Grantee's signature below, the Grantee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. The Grantee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. The Grantee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. The Grantee further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Restricted Stock.

GRANTEE                                            E*OFFERING CORP.

_________________________________                  By:  _______________________
Signature

_________________________________                  Title:______________________
Print Name

                                   EXHIBIT A-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto E*OFFERING Corp. __________ shares of the Common Stock of E*OFFERING Corp. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between E*OFFERING Corp. and the undersigned dated ______________, ____ (the "Agreement").



Dated: ____________________, _____     Signature:______________________________










INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Right of Reacquisition as set forth in the Agreement, without requiring additional signatures on the part of the Grantee.

                                   EXHIBIT A-2

                            JOINT ESCROW INSTRUCTIONS

                                                       --------------------, --
Corporate Secretary
E*OFFERING Corp.
One Market Plaza
Steuart Tower, 4th Floor
San Francisco, CA 94105

Dear ______________________:

     As Escrow Agent for both E*OFFERING Corp. (the "Company") and the undersigned grantee of stock of the Company (the "Grantee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's right of reacquisition set forth in the Agreement (the "Right of Reacquisition"), the Company shall give to the Grantee and you a written notice specifying the number of shares of stock to be reacquired and the time for a closing hereunder at the principal office of the Company. The Grantee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee.

     3. The Grantee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Grantee does hereby irrevocably constitute and appoint you as the Grantee's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, the Grantee shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Grantee, but no more than once per calendar year, unless the Company's Right of Reacquisition has been exercised, you will deliver to the Grantee a certificate or certificates representing so many shares of stock as are not then subject to the Company's Right of Reacquisition. Within ninety (90) days after cessation of the Grantee's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to the Grantee a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not reacquired by the Company or its assignees pursuant to exercise of the Company's Right of Reacquisition.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Grantee, you shall deliver all of the same to the Grantee and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Grantee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

         COMPANY:                  E*OFFERING Corp.
                                   One Market Plaza
                                   Steuart Tower, 4th Floor
                                   San Francisco, CA 94105

         PURCHASER:                ____________________________________________

                                   ____________________________________________

                                   ____________________________________________

         ESCROW AGENT:             Corporate Secretary
                                   E*OFFERING Corp.
                                   One Market Plaza
                                   Steuart Tower, 4th Floor
                                   San Francisco, CA 94105

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. The Restricted Stock Agreement is incorporated herein by reference. These Joint Escrow Instructions, the 2000 Restricted Stock Plan, and the Restricted Stock Agreement (including the exhibits referenced therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Escrow Agent, the Grantee and the Company with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Escrow Agent, the Grantee and the Company.

     19. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                               Very truly yours,

                                               E*OFFERING CORP.

                                               By: ____________________________

                                               Title: _________________________

                                               GRANTEE:

                                               -------------------------------
                                               (Signature)

                                               --------------------------------
                                               (Typed or Printed Name)

                                                ESCROW AGENT:

                                               --------------------------------
                                                Corporate Secretary

                                   EXHIBIT A-3

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

   NAME:                   TAXPAYER:                       SPOUSE:

   ADDRESS:

   IDENTIFICATION NO.:     TAXPAYER:                       SPOUSE:

   TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of E*OFFERING Corp. (the "Company").

3. The date on which the property was transferred is:___________________
   ,______.

 4. The property is subject to the following restrictions:

    The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_________________.

6.   The amount (if any) paid for such property is: $_________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.

Dated: ______________________, _____        ___________________________________
                                            Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _____________________, ____          ___________________________________
                                            Spouse of Taxpayer

                                   EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

GRANTEE                    :

COMPANY                    :     E*OFFERING CORP.

SECURITY                   :     COMMON STOCK

AMOUNT                     :

DATE                       :

     In connection with the grant of the above-listed Securities, the undersigned Grantee represents to the Company the following:

     (a) The Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Grantee is acquiring these Securities for investment for the Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) The Grantee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Grantee's investment intent as expressed herein. In this connection, the Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Grantee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. The Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. The Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

     (c) The Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Right to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

      In the event that the Company does not qualify under Rule 701 at the time of grant of the Stock Right, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

  (d) The Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of the Grantee:

                                        ---------------------------------------

                                        Date:____________________________, ____


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